EATON VANCE STOCK NEXTSHARES

Supplement to Statement of Additional Information (“SAI”) dated February 25, 2016 as revised February 29, 2016

EATON VANCE GLOBAL INCOME BUILDER NEXTSHARES

EATON VANCE TABS 5-TO-15 YEAR LADDERED MUNICIPAL BOND NEXTSHARES

Supplement to SAIs dated March 28, 2016

The following changes are effective July 1, 2016:

1.

William H. Park replaces Ralph F. Verni as Chairperson of the Board.

2.

The following replaces the first sentence of the paragraph describing the Audit Committee under “Fund Management.” in “Management and Organization:

Messrs. Verni (Chairperson), Eston and Park, and Ms. Frost are members of the Audit Committee.

June 8, 2016